CMA

CMA CALIFORNIA
MUNICIPAL MONEY FUND


Annual Report














March 31, 1997



MERRILL LYNCH
BULL LOGO



Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


CMA California
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper





TO OUR SHAREHOLDERS:


For the year ended March 31, 1997, CMA California Municipal Money
Fund paid shareholders a net annualized yield of 2.88%*. As of March 31, 1997, the Fund's 7-day yield was 2.80%.

The Environment
Stock and bond market turbulence increased during the six-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investment Outlook and Strategy
Short-term interest rates finished higher for the six-month period ended March 31, 1997 although they experienced considerable volatility during that time. Investors were continually trying to gauge economic strength from conflicting data, while at the same time reacting to contradictory statements by the Federal Reserve Board over the direction of monetary policy. Federal Reserve Board Chairman Alan Greenspan's concerns over "irrational exuberance" in the stock market seemed to maintain a bias for a tightening of monetary policy.

However, favorable inflationary data in November 1996 and December 1996 forced interest rates lower, although stronger-than-expected economic data pushed interest rates higher in January 1997. For example, interest rates on one-year US Treasury bills, which began the six-month period at 5.69%, fell to as low as 5.36% by mid-December 1996, only to rise again to 5.62% by the end of January 1997. Furthermore, yields declined approximately 20 basis points (0.20%) in February 1997, only to rise to their highest level of the period by March 31, 1997, closing at 6.01%. This late rise reflected the fact that the Federal Reserve Board finally did raise the Federal Funds rate by 25 basis points to 5.50% at its March 25, 1997 Federal Open Market Committee meeting. The interest rate hike, the first in over two years, was intended by the Federal Reserve Board to hinder any inflationary pressures that may be building as a result of the tight labor markets.

In our last report to shareholders, we discussed the potential impacts of Proposition 218. Now that California voters passed on the proposition, we are beginning to see that our expectations were correct. Proposition 218 constrains the local governments' ability to impose fee assessments and taxes without voter approval and was cited as the justification for the recent downgrade of several California municipalities, most notably the cities of Los Angeles, Sacramento and San Diego. The significant loss of financial flexibility relating to revenue increases can be expected to pressure general funds operation of many California issuers. It is unclear what type of impact Proposition 218 will have on other bond security sources such as Mello Roos and other special assessment bonds. Proposition 218 exacerbates burdens previously imposed by Proposition 13 and Proposition 92, which placed constitutional restrictions on municipal finances and borrowing. In the upcoming quarter, the state and its municipalities will begin to enter the market to finance their fiscal year 1998 budgetary needs. The Fund's credit analysts will continue to monitor the financial status of each of the municipalities, particularly as the municipalities formulate their final budgets, in an effort to accurately assess the impact of Proposition 218 on current and future portfolio holdings.

In 1996, the state of California achieved two notable economic milestones. The economy fully recovered from the drastic job losses suffered during the early 1990's recession by regaining over 300,000 jobs. The rebound is also marked by the increased diversification of the state's employment base. For example, since 1990, aerospace employment was reduced by more than half and military base closings cut Federal civilian employment in California by 33%. These industries were replaced by growth in the entertainment, computer software and multimedia industries, which are an extension of existing entertainment and electronics industries. Governor Wilson's fiscal 1998 budget attempts to continue the improvement of the business environment within the state by proposing a 10% reduction in the corporate tax rate over the next two years. In addition, the Governor is attempting to strengthen export relationships with the establishment of foreign trade offices in Asia and South America. The state of California ends its current fiscal year on June 30, 1997 and may enter the market shortly thereafter with its annual note financing.

Assets of the Fund rose close to 10% in the last twelve months, and at March 31, 1997 stood at $1.55 billion. Assets of the California tax-exempt fund industry increased by $2.8 billion in the same period, an increase of 15%. This compares with an increase in total tax-exempt money fund industry assets of 8.7%. In general, throughout most of the Fund's recent fiscal year we maintained a somewhat conservative average portfolio maturity in the 40-day range because we appeared to be involved in one of the most sustained economic expansions in recent history and this raised the possibility that the Federal Reserve Board would need to intervene in the credit markets and raise short-term interest rates. Our portfolio holdings were most heavily weighted in tax-exempt commercial paper and variable rate demand notes which provide liquidity.

In the six months ended March 31, 1997, we further reduced our average portfolio maturity, since economic data confirmed continued economic strength and we maintained an average portfolio maturity of 33 days. As anticipated, the Federal Reserve Board raised short-term interest rates on March 25, 1997, and we expect that there may be additional interest rate increases later in the year. Short-term interest rates will be further pressured in mid-April and early May in the tax-exempt market during "tax time," a period in which funds traditionally see redemptions associated with the payment of income taxes. We believe interest rates on variable rate demand notes may sustain a prolonged increase as the result of these two factors, and this will serve as further incentive to maintain a short average portfolio maturity in the upcoming months. Our portfolio composition in the past year provided a strong performance for our shareholders and leaves us well-positioned for the upcoming note season.

As we enter the upcoming months, we will continue to monitor economic data in an attempt to accurately measure the strength of the economy and the corresponding impact on interest rates. When we believe it is appropriate, we will extend our average portfolio maturity with the purchase of fixed-rate notes as the state and its municipalities enter the note market with their seasonal issuance.

In Conclusion
We appreciate your continued interest in CMA California Municipal
Money Fund, and we look forward to continuing to serve your investment needs in the future.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Helen M. Sheehan)
Helen M. Sheehan
Vice President and Portfolio Manager

April 30, 1997





IMPORTANT TAX INFORMATION


All of the net investment income distributions paid daily by CMA
California Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.





Portfolio Abbreviations for CMA California Municipal Money Fund

ACES SM     Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
CP         Commercial Paper
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
TRAN       Tax Revenue Anticipation Notes
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                               (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                               Issue                                                 (Note 1a)
California--       $ 13,000   Abag Finance Authority for Nonprofit Corporations, California
89.6%                         (University of California Project), VRDN, 3.30% due 12/01/2001 (a)                 $13,000
                              California Health Facilities Financing Authority Revenue Bonds, VRDN (a):
                      2,500     (Pooled Loan Program), Series A, 3.30% due 6/01/2007                               2,500
                      7,100     (Scripps Memorial Hospital), Series A, 3.30% due 12/01/2005 (b)                    7,100
                      8,530     (Scripps Memorial Hospital), Series B, 3.30% due 12/01/2015 (b)                    8,530
                              California Pollution Control Financing Authority, PCR, Refunding
                              (Pacific Gas and Electric):
                     19,000     CP, Series A, 3.40% due 5/06/1997                                                 19,000
                      4,500     CP, Series D, 3.40% due 5/07/1997                                                  4,500
                     30,000     VRDN, AMT, Series B, 3.35% due 12/01/2016 (a)                                     30,000
                              California Pollution Control Financing Authority, PCR (Southern California
                              Edison):
                     14,700     CP, Series D, 3.20% due 5/07/1997                                                 14,700
                      1,000     CP, Series D, 3.40% due 5/07/1997                                                  1,000
                     11,100     Series D, 3.45% due 2/28/2008                                                     11,100
                              California Pollution Control Financing Authority, Resource Recovery
                              Revenue Bonds, VRDN, AMT (a):
                     21,200     (Atlantic Richfield Company Project), Series A, 3.60% due 12/01/2024              21,200
                     17,900     (Delano Project), 3.70% due 8/01/2019                                             17,900
                     22,800     (Delano Project), Series 1991, 3.70% due 8/01/2019                                22,800
                     10,300     (Honey Lake Power Project), 3.70% due 9/01/2018                                   10,300
                     15,400     Refunding (Ultra Power Malaga Project), Series A, 3.70% due 4/01/2017             15,400
                      5,300     Refunding (Ultra Power Malaga Project), Series B, 3.70% due 4/01/2017              5,300
                     10,400     Refunding (Ultra Power Rocklin Project), Series A, 3.70% due 6/01/2017            10,400
                      7,700     Refunding (Ultra Power Rocklin Project), Series B, 3.70% due 6/01/2017             7,700
                              California Pollution Control Financing Authority, Solid Waste Disposal
                              Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT (a):
                     24,000     Series A, 3.55% due 10/01/2024                                                    24,000
                      8,300     Series B, 3.55% due 12/01/2024                                                     8,300
                     25,000   California Public Capital Improvements Financing Authority Revenue Bonds
                              (Pooled Loan Project), Series D, 3.55% due 6/15/1997                                25,000
                      6,200   California State, CP, GO, 3.20% due 5/07/1997                                        6,200
                      5,000   California State Economic Development Financing Authority, IDR (Kuhnash
                              Properties/Arkay Project), VRDN, AMT, 3.75% due 4/01/2017 (a)                        5,000
                     15,000   California State Floating Rate Receipts, GO, VRDN, Series SG-86, 3.50% due
                              8/01/2015 (a)(c)                                                                    15,000
                     45,520   California State, RAN, Series A, 4.50% due 6/30/1997                                45,586
                              California Statewide Community Development Authority, M/F Revenue Bonds
                              VRDN, AMT (a)(f):
                     10,000     (Canyon Creek Apartments), Series C, 3.30% due 6/15/2025                          10,000
                      4,200     (Kimberly Woods), Series B, AMT, 3.30% due 6/15/2025                               4,200

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                               Issue                                                 (Note 1a)
California         $  9,400   California Statewide Community Development Authority, Solid Waste
(continued)                   Facility Revenue Bonds (Chevron United States Inc. Project), VRDN, AMT,
                              3.55% due 12/15/2024 (a)                                                           $ 9,400
                              Chula Vista, California, IDR (San Diego Gas & Electric Co.), CP, AMT,
                              Series D:
                     20,000     3.45% due 5/01/1997                                                               20,000
                     20,000     3.30% due 5/07/1997                                                               20,000
                     10,000     3.45% due 5/09/1997                                                               10,000
                     10,000     3.45% due 5/12/1997                                                               10,000
                      2,200   Contra Costa County, California, Housing Authority, M/F Mortgage Revenue
                              Bonds (Lakeshore Apartments), VRDN, Series A, 3.20% due 11/15/2012 (a)(f)            2,200
                      3,200   Contra Costa County, California, TRAN, 4.50% due 7/03/1997                           3,204
                              Eagle Tax-Exempt Trust, VRDN (a):
                      9,500     3.51% due 2/01/2006                                                                9,500
                      9,300     3.51% due 11/01/2020                                                               9,300
                     17,100     Series 1994 C-6, 3.51% due 8/01/2017                                              17,100
                     14,800     Series 1994 C-7, 3.51% due 8/01/2023                                              14,800
                              East Bay, California, Municipal Utility District Wastewater Treatment System
                              Revenue Bonds, CP:
                     18,600     3.15% due 4/11/1997                                                               18,600
                     13,000     3.50% due 5/09/1997                                                               13,000
                     20,000   Floating Rate Trust Certificates, VRDN, Series 1992 H, 3.80% due
                              10/02/1998 (a)(d)                                                                   20,000
                      7,050   Fontana, California, M/F Housing Revenue Bonds (Springtime Apartments
                              Project), VRDN, Series A, 3.35% due 12/01/2016 (a)                                   7,050
                              Golden Empire Schools Financing Authority, California, Revenue Refunding
                              Bonds, VRDN (a):
                      8,900     (Golden Empire Project), Series B, 3.35% due 12/01/2024                            8,900
                     11,300     (Kern High School District), Series A, 3.35% due 12/01/2024                       11,300
                     10,000   Kern County, California, Superintendent of Schools COP, VRDN, Series A,
                              3.50% due 12/01/2021 (a)                                                            10,000
                     18,985   Loma Linda, California, M/F Housing Revenue Bonds (Loma Linda Springs
                              Apartments), VRDN, 3.30% due 7/01/2019 (a)                                          18,985
                              Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A:
                     17,000     3.45% due 5/01/1997                                                               17,000
                     19,550     3.45% due 5/07/1997                                                               19,550
                     16,500     3.45% due 5/08/1997                                                               16,500
                      3,000   Los Angeles, California, Department of Airports, Airport Revenue Bonds,
                              VRDN, AMT, Series SG-61, 3.50% due 5/15/2020 (a)(c)                                  3,000
                     10,000   Los Angeles, California, Department of Water and Power Revenue Bonds, CP,
                              3.35% due 5/09/1997                                                                 10,000
                      5,000   Los Angeles, California, Harbor Department Revenue Bonds, VRDN, AMT, 3.50%
                              due 8/01/2026 (a)(b)                                                                 5,000
                     39,200   Los Angeles, California, M/F Housing Revenue Bonds (Casden Project),
                              VRDN, Series K, 3.10% due 7/01/2010 (a)                                             39,200
                              Los Angeles, California, M/F Housing Revenue Refunding Bonds, VRDN (a):
                     12,660     (Canyon Creek Project), Series C, 3.35% due 12/01/2010                            12,660
                      8,340     (Mountainback Project), Series B, 3.35% due 12/01/2010                             8,340
                     14,500   Los Angeles, California, Metropolitan Transportation Authority Revenue
                              Bonds, CP, 3.40% due 5/06/1997                                                      14,500
                      3,500   Los Angeles, California, TRAN, UT, 4.50% due 6/19/1997                               3,504
                     11,000   Los Angeles, California, Unified School District, TRAN, UT, Series A, 4.50%
                              due 6/30/1997                                                                       11,018
                     25,000   Los Angeles County, California, Local Educational Agency, COP, TRAN,
                              Series A, 4.75% due 6/30/1997 (e)                                                   25,051
                     11,300   Los Angeles County, California, Metropolitan Transportation Authority Revenue
                              Bonds, Adjusted General Municipal Trust Receipts, VRDN, Series SGB-2, 3.40%
                              due 7/01/2021 (a)                                                                   11,300




CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                               Issue                                                 (Note 1a)
California                    Los Angeles County, California, Metropolitan Transportation Authority,
(continued)                   Sales Tax Revenue Bonds, VRDN (a):
                   $  1,000     Refunding (Proposition C-Second Senior), Series A, 3.20% due 7/01/2020 (b)       $ 1,000
                     12,530     Series SG-46, 3.45% due 7/01/2017 (d)                                             12,530
                     23,820     Series SG-55, 3.45% due 7/01/2018 (d)                                             23,820
                     39,330   Los Angeles County, California, TRAN, Series A, 4.50% due 6/30/1997                 39,396
                     45,000   Marin County, California, TRAN, 4.75% due 7/01/1997                                 45,107
                              Metropolitan Water District (Southern California), CP:
                      4,400     3.20% due 5/06/1997                                                                4,400
                      1,300     Series B, 3.15% due 4/10/1997                                                      1,300
                      7,200     Series B, 3.15% due 4/11/1997                                                      7,200
                      9,100     Series B, 3.35% due 5/08/1997                                                      9,100
                     20,300     Series B, 3.40% due 5/08/1997                                                     20,300
                     14,800   Northern California Power Agency, Public Power Revenue Refunding Bonds
                              (Geothermal Project No. 3), VRDN, Series A, 3.20% due 7/01/2005 (a)(d)              14,800
                              Palm Springs, California, Community Redevelopment Agency, COP, VRDN (a):
                      2,200     Headquarters Hotel 2, 3.10% due 12/01/2014                                         2,200
                      2,500     Headquarters Hotel 3, 3.10% due 12/01/2014                                         2,500
                      1,500     Headquarters Hotel 4, 3.10% due 12/01/2014                                         1,500
                      1,600     Headquarters Hotel 5, 3.10% due 12/01/2014                                         1,600
                      1,600     Headquarters Hotel 7, 3.10% due 12/01/2014                                         1,600
                      3,600     Headquarters Hotel 8, 3.10% due 12/01/2014                                         3,600
                      2,700     Headquarters Hotel 9, 3.10% due 12/01/2014                                         2,700
                      1,400     Headquarters Hotel 10, 3.10% due 12/01/2014                                        1,400
                     11,470   Pittsburg, California, Mortgage Obligation Bonds, VRDN, Series A, 3.45%
                              due 12/30/2022 (a)                                                                  11,470
                      7,790   Redlands, California, COP, Refunding (Sewer Facilities Project),
                              VRDN, 3.30% due 9/01/2017 (a)(c)                                                     7,790
                              Redlands, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                      2,900     (Orange Village Apartments Project), AMT, 3.35% due 8/01/2018                      2,900
                     12,500     Refunding (Parkview Terrace Project), 3.25% due 2/01/2016                         12,500
                              Regents of the University of California, Series B, CP:
                     11,500     3.05% due 4/10/1997                                                               11,500
                      8,000     3.45% due 4/11/1997                                                                8,000
                     10,000     3.40% due 5/07/1997                                                               10,000
                     23,000     3.35% due 5/09/1997                                                               23,000
                     20,000     3.50% due 7/18/1997                                                               20,000
                     33,240   Riverside County, California, COP (Riverside County Public Facilities),
                              ACES, Series A, 3.50% due 12/01/2015 (a)                                            33,240
                              Riverside County, California, Housing Authority, M/F Mortgage Revenue
                              Bonds, VRDN (a):
                      3,650     (Emeritus Park), Series B, 3.20% due 8/01/2018                                     3,650
                      5,900     (Woodcreek Village), Series D, 3.20% due 8/01/2018                                 5,900
                     13,800   Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                              (Roseville Hospital), VRDN, Series A, 3.25% due 10/01/2014 (a)                      13,800
                              Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
                      5,000     CP, 3.40% due 4/02/1997                                                            5,000
                      5,760     VRDN, Series SGB-4, 3.40% due 8/15/2021 (a)                                        5,760
                      3,700   San Bernardino, California, M/F Housing Revenue Refunding Bonds
                              (Village Crossing), Series A, VRDN, 3.30% due 2/01/2027 (a)                          3,700
                      6,000   San Bernardino County, California, Residential Mortgage Revenue Refunding
                              Bonds (Ramona Garden), VRDN, Series A, 3.30% due 2/01/2017 (a)                       6,000
                     15,000   San Bernardino County, California, TRAN, 4.50% due 6/30/1997                        15,022
                      4,050   San Diego, California, IDR, Refunding (San Diego Gas & Electric), CP,
                              Series A, 3.40% due 5/09/1997                                                        4,050

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                               Issue                                                 (Note 1a)
California                    San Diego, California, M/F Housing Authority Revenue Bonds, VRDN (a):
(concluded)        $  2,330     (Country Hills), Series A, 3.20% due 8/15/2013                               $     2,330
                      7,740     (La Cima Apartments), Series K, 3.25% due 12/01/2008                               7,740
                     17,250     (Nobel Court Apartments), 3.25% due 12/01/2008                                    17,250
                      4,000   San Diego, California, Sewer Revenue Bonds, VRDN, Series SG-14, 3.45%
                              due 5/15/2020 (a)(b)                                                                 4,000
                      4,000   San Diego, California, Unified School District, TRAN, 4.75% due 10/01/1997           4,020
                     17,500   San Diego County, California, TRAN, 4.375% due 9/30/1997                            17,559
                      3,645   San Francisco, California, City and County Airports Commission (San Francisco
                              International Airport), VRDN, Series SG-88, 3.45% due 5/01/2021 (a)(c)               3,645
                              San Jose, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                     13,000     (Siena at Renaissance), AMT, 3.35% due 12/01/2029                                 13,000
                      6,360     (Timberwood), 3.25% due 2/01/2020                                                  6,360
                      2,000   San Jose--Santa Clara, California, Water Financing Authority, Sewer Revenue
                              Bonds, VRDN, Series SG-49, 3.45% due 11/15/2020 (a)(c)                               2,000
                     10,000   San Leandro, California, M/F Revenue Bonds (Parkside Commons), VRDN,
                              Series A, 3.20% due 7/15/2018 (a)(f)                                                10,000
                      9,400   Santa Clara County, California, M/F Housing Authority, Revenue
                              Refunding Bonds (Benton Park Central Apartments), VRDN, Series A,
                              3.25% due 12/15/2025 (a)                                                             9,400
                     27,000   Santa Clara County, California, TRAN, 4.50% due 8/01/1997                           27,076
                      5,325   Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                              Project), VRDN, AMT, Series A, 3.35% due 6/01/2018 (a)                               5,325
                      3,675   Simi Valley, California, Community Redevelopment Agency, M/F Housing Revenue
                              Bonds (Ashlee Manor Project), VRDN, AMT, Series A, 3.35% due 10/01/2017 (a)          3,675
                              Southern California Public Power Authority, Revenue Refunding Bonds,
                              VRDN (a)(d):
                      7,700     Power Project (Palo Verde Project), Series B, 3.20% due 7/01/2009                  7,700
                     20,500     Power Project (Palo Verde Project), Series C, 3.20% due 7/01/2017                 20,500
                     13,500     Transmission Project (Southern Transmission Project), 3.20% due 7/01/2019         13,500
                              State of California, CP:
                      7,000     3.45% due 4/01/1997                                                                7,000
                      6,000     3.40% due 4/30/1997                                                                6,000
                      5,000     3.45% due 5/09/1997                                                                5,000
                     14,000   Ventura County, California, TRAN, UT, 4.75% due 7/02/1997                           14,035

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank
9.7%                          Revenue Bonds, CP:
                      1,000     3.60% due 4/01/1997                                                                1,000
                      6,530     3.50% due 4/11/1997                                                                6,530
                      4,000     3.40% due 4/24/1997                                                                4,000
                     20,000     3.40% due 5/01/1997                                                               20,000
                     14,200     3.40% due 5/07/1997                                                               14,200
                     11,400     3.45% due 5/08/1997                                                               11,400
                      9,750     3.55% due 5/09/1997                                                                9,750
                     36,200     3.45% due 5/12/1997                                                               36,200
                     49,400   Puerto Rico Commonwealth, TRAN, Series 1997-A, 4% due 7/30/1997                     49,484

                              Total Investments (Cost--$1,554,692)--99.3%                                      1,554,692

                              Other Assets Less Liabilities--0.7%                                                 11,110
                                                                                                             -----------
                              Net Assets--100.0%                                                             $ 1,565,802
                                                                                                             ===========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at March 31, 1997.
(b)MBIA Insured.
(c)FGIC Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)FNMA Collateralized.


   See Notes to Financial Statements.





CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$1,554,691,971*) (Note 1a)                                       $ 1,554,691,971
Cash                                                                                                              89,127
Interest receivable                                                                                           13,287,828
Prepaid registration fees and other assets (Note 1d)                                                              31,195
                                                                                                         ---------------
Total assets                                                                                               1,568,100,121
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                   $     1,007,770
 Investment adviser (Note 2)                                                                    578,966
 Distributor (Note 2)                                                                           462,707
 Beneficial interest redeemed                                                                        44        2,049,487
                                                                                        ---------------
Accrued expenses and other liabilities                                                                           248,365
                                                                                                         ---------------
Total liabilities                                                                                              2,297,852
                                                                                                         ---------------
Net Assets                                                                                               $ 1,565,802,269
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number
of shares authorized                                                                                     $   156,671,908
Paid-in capital in excess of par                                                                           1,410,045,515
Accumulated realized capital losses--net (Note 4)                                                               (915,154)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,566,719,083 shares of
beneficial interest outstanding                                                                          $ 1,565,802,269
                                                                                                         ===============

*Cost for Federal income tax purposes was $1,554,697,830. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $5,859, all of which related to depreciated securities.


See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    51,053,792

Expenses:
Investment advisory fees (Note 2)                                                       $     6,413,612
Distribution fees (Note 2)                                                                    1,819,326
Transfer agent fees (Note 2)                                                                    196,356
Registration fees (Note 1d)                                                                     138,185
Accounting services (Note 2)                                                                    127,776
Custodian fees                                                                                   80,801
Professional fees                                                                                57,223
Printing and shareholder reports                                                                 56,401
Trustees' fees and expenses                                                                      13,262
Pricing fees                                                                                     11,874
Other                                                                                            18,388
                                                                                        ---------------
Total expenses                                                                                                 8,933,204
                                                                                                         ---------------
Investment income--net                                                                                        42,120,588
Realized Gain on Investments--Net (Note 1c)                                                                       26,624
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    42,147,212
                                                                                                         ===============


See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year
                                                                                                  Ended March 31,
                                                                                               1997             1996
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                  $    42,120,588  $    38,986,274
Realized gain on investments--net                                                                26,624           14,898
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         42,147,212       39,001,172
                                                                                        ---------------  ---------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (42,120,540)     (38,963,124)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends to shareholders                         (42,120,540)     (38,963,124)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          6,159,698,384    4,504,776,418
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                       42,121,016       38,962,811
                                                                                        ---------------  ---------------
                                                                                          6,201,819,400    4,543,739,229
Cost of shares redeemed                                                                  (6,057,183,986)  (4,290,871,513)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial
interest transactions                                                                       144,635,414      252,867,716
                                                                                        ---------------  ---------------

Net Assets:
Total increase in net assets                                                                144,662,086      252,905,764
Beginning of year                                                                         1,421,140,183    1,168,234,419
                                                                                        ---------------  ---------------
End of year                                                                             $ 1,565,802,269  $ 1,421,140,183
                                                                                        ===============  ===============


See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           1997        1996        1995        1994         1993
Per Share Operating Performance:
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                              .03         .03         .03         .02          .02
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                    .03         .03         .03         .02          .02
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends from investment income--net                         (.03)       (.03)       (.03)       (.02)        (.02)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                 $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           2.88%       3.16%       2.66%       1.93%        2.25%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average Net Assets:
Expenses                                                           .60%        .64%        .63%        .62%         .63%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income--net                                            2.85%       3.11%       2.62%       1.91%        2.22%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental Data:
Net assets, end of year (in thousands)                       $1,565,802  $1,421,140  $1,168,234  $1,225,160   $1,014,800
                                                             ==========  ==========  ==========  ==========   ==========


See Notes to Financial Statements.





CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $48 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.




CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $909,000, of which $433,000 expires in 2002 and $476,000 expires in 2003. This amount will be available to offset a like amount of any future taxable gains.

<AUDIT-REPORT>
CMA CALIFORNIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA California Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997
</AUDIT-REPORT>